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                                                                    EXHIBIT 3.23

                                    BYLAWS OF

                       IMCO RECYCLING OF CALIFORNIA, INC.

                             A Delaware Corporation

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                                                                               .

                                    BYLAWS OF

                       IMCO RECYCLING OF CALIFORNIA, INC.

                               TABLE OF CONTENTS

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ARTICLE I         OFFICES

     Section  1.  Registered Office.............................................           1
     Section  2.  Other Offices.................................................           1

ARTICLE II        MEETINGS OF STOCKHOLDERS

     Section  1.  Place of Meetings.............................................           1
     Section  2.  Annual Meetings...............................................           1
     Section  3.  Special Meetings..............................................           1
     Section  4.  Notice of Meetings and Adjourned Meetings.....................           2
     Section  5.  Quorum........................................................           2
     Section  6.  Certain Rules of Procedure Relating to Stockholder Meetings...           3
     Section  7.  Voting........................................................           3
     Section  8.  Action of Stockholders by Written Consent Without Meetings....           4
     Section  9.  Inspectors....................................................           5
     Section 10.  New Business..................................................           6
     Section 11.  Nominations for Director......................................           6
     Section 12.  Requests for Stockholder List and Corporation Records.........           7

ARTICLE III       DIRECTORS

     Section  1.  Powers........................................................           8
     Section  2.  Number of Directors; Term; Qualification......................           8
     Section  3.  Election......................................................           8
     Section  4.  Vacancies.....................................................           8
     Section  5.  Place of Meetings.............................................           9
     Section  6.  Regular Meetings..............................................           9
     Section  7.  Special Meetings..............................................           9
     Section  8.  Notice of Meetings............................................           9
     Section  9.  Quorum and Manner of Acting...................................           9
     Section 10.  Action by Consent; Participation by Telephone or Similar
                    Equipment...................................................          10
     Section 11.  Resignation; Removal..........................................          10
     Section 12.  Compensation of Directors.....................................          10
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ARTICLE IV       COMMITTEES OF THE BOARD

     Section  1. Designation, Powers and Name..............................               11
     Section  2. Meetings; Minutes.........................................               12
     Section  3. Compensation..............................................               12
     Section  4. Action by Consent; Participation by Telephone or Similar
                   Equipment...............................................               12
     Section  5. Changes in Committees; Resignations; Removals.............               12

 ARTICLE V       OFFICERS

     Section  1. Officers..................................................               13
     Section  2. Election and Term of Office...............................               13
     Section  3. Removal and Resignation...................................               13
     Section  4. Vacancies.................................................               14
     Section  5. Salaries..................................................               14
     Section  6. Chairman of the Board.....................................               14
     Section  7. President.................................................               14
     Section  8. Vice Presidents...........................................               15
     Section  9. Secretary.................................................               15
     Section 10. Treasurer.................................................               16
     Section 11. Assistant Secretary or Treasurer..........................               16

ARTICLE VI       CONTRACTS, CHECKS, LOANS, DEPOSITS, ETC.

     Section  1. Contracts.................................................               17
     Section  2. Checks, etc. .............................................               17
     Section  3. Loans.....................................................               17
     Section  4. Deposits..................................................               18

ARTICLE VII      CAPITAL STOCK

     Section  1. Stock Certificates........................................               18
     Section  2. List of Stockholders Entitled to Vote.....................               19
     Section  3. Stock Ledger..............................................               19
     Section  4. Transfers of Capital Stock................................               19
     Section  5. Lost Certificates.........................................               20
     Section  6. Fixing of Record Date.....................................               20
     Section  7. Beneficial Owners.........................................               20

ARTICLE VIII     DIVIDENDS

     Section  1. Declaration...............................................               21
     Section  2. Reserve...................................................               21

ARTICLE IX       LIMITATION OF DIRECTORS' LIABILITY
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ARTICLE X        INDEMNIFICATION

     Section  1. Indemnification...........................................               21
     Section  2. Advancement of Expenses...................................               22
     Section  3. Non-Exclusivity...........................................               22
     Section  4. Insurance.................................................               22
     Section  5. Continuity................................................               22

ARTICLE XI       SEAL......................................................               23

ARTICLE XII      WAIVER OF NOTICE..........................................               23

ARTICLE XIII     AMENDMENTS................................................               23
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                                     (iii)

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                                     BYLAWS

                                       OF

                       IMCO RECYCLING OF CALIFORNIA, INC.

                             A Delaware Corporation

                                    ARTICLE I

                                     OFFICES

         Section 1. Registered Office. The registered office of IMCO Recycling of California, Inc. (hereinafter called the "Corporation") within the State of Delaware shall be located in the City of Wilmington, County of New Castle.

         Section 2. Other Offices. The Corporation may also have an office or offices and keep the books and records of the Corporation, except as may otherwise be required by law, in such other place or places, within or without the State of Delaware, as the Board of Directors of the Corporation (hereinafter sometimes called the "Board") may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         Section 1. Place of Meetings. All meetings of stockholders of the Corporation shall be held at the office of the Corporation in the State of Delaware or at such other place, within or without the State of Delaware, as may from time to time be fixed by the Board or specified or fixed in the respective notices or waivers of notice thereof.

         Section 2. Annual Meetings. The annual meeting of stockholders of the Corporation for the election of Directors and for the transaction of such other business as may properly come before the meeting shall be held annually on such date and at such time as may be fixed by the Board.

         Section 3. Special Meetings. Special meetings of stockholders, unless otherwise provided by law, may be called at any time only by the Board pursuant to a resolution adopted by a majority of the then authorized number of Directors (as determined in accordance with Section 2 of Article III of these Bylaws), the Chairman of the Board or the President. Any such call must specify the matter or matters to be acted upon at

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such meeting and only such matter or matters shall be acted upon thereat.

         Section 4. Notice of Meetings and Adjourned Meetings. Except as may otherwise be required by law, notice of each meeting of stockholders, annual or special, shall be in writing, shall state the purpose or purposes of the meeting, the place, date and hour of the meeting and, unless it is the annual meeting, shall indicate that the notice is being issued by or at the direction of the person or persons calling the meeting, and a copy thereof shall be delivered or sent by mail, not less than ten (10) or more than sixty (60) days before the date of said meeting, to each stockholder entitled to vote at such meeting. If mailed, such notice shall be directed to the stockholder at his address as it appears on the stock record of the Corporation, unless he shall have filed with the Secretary a written request that notices to him be mailed to some other address, in which case it shall be directed to him at such other address. Notice of any adjourned meeting need not be given if the time and place to which the meeting shall be adjourned were announced at the meeting at which the adjournment was taken unless (i) the adjournment is for more than thirty
(30) days, (ii) the Board shall fix a new record date for any adjourned meeting after the adjournment or (iii) these Bylaws otherwise require.

         Section 5. Quorum. At each meeting of stockholders of the Corporation, the holders of a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote shall be present or represented by proxy to constitute a quorum for the transaction of business, except as may otherwise be provided by law or the Certificate of Incorporation.

         If a quorum is present at a meeting of stockholders, the stockholders represented in person or by proxy at the meeting may conduct such business as may be properly brought before the meeting until it is finally adjourned, and the subsequent withdrawal from the meeting of any stockholder or the refusal of any stockholder represented in person or by proxy to vote shall not affect the presence of a quorum at the meeting, except as may otherwise be provided by law or the Certificate of Incorporation.

         If, however, a quorum shall not be present or represented at any meeting of the stockholders, the chairman of the meeting or holders of a majority of the shares represented in person or by proxy shall have the power to adjourn the meeting to another time, or to another time and place, without notice (subject, however, to the requirements of Section 4 of Article II of

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these Bylaws) other than announcement of adjournment at the meeting, and there may be successive adjournments for like cause and in like manner until the requisite amount of shares entitled to vote at such meeting shall be represented. At such adjourned meeting at which the requisite amount of shares entitled to vote thereat shall be represented, any business may be transacted that might have been transacted at the original meeting so adjourned.

         Section 6. Certain Rules of Procedure Relating to Stockholder Meetings. All stockholder meetings, annual or special, shall be governed in accordance with the following rules:

                  (i) Only stockholders of record will be permitted to present motions from the floor at any meeting of stockholders.

                  (ii) The chairman of the meeting shall preside over and conduct the meeting in a fair and reasonable manner, and all questions of procedure or conduct of the meeting shall be decided solely by the chairman of the meeting. The chairman of the meeting shall have all power and authority vested in a presiding officer by law or practice to conduct an orderly meeting. Among other things, the chairman of the meeting shall have the power to adjourn or recess the meeting, to silence or expel persons to insure the orderly conduct of the meeting, to declare motions or persons out of order, to prescribe rules of conduct and an agenda for the meeting, to impose reasonable time limits on questions and remarks by any stockholder, to limit the number of questions a stockholder may ask, to limit the nature of questions and comments to one subject matter at a time as dictated by any agenda for the meeting, to limit the number of speakers or persons addressing the chairman of the meeting or the meeting, to determine when the polls shall be closed, to limit the attendance at the meeting to stockholders of record, beneficial owners of stock who present letters from the record holders confirming their status as beneficial owners, and the proxies of such record and beneficial holders, and to limit the number of proxies a stockholder may name.

         Section 7. Voting. Except as otherwise provided in the Certificate of Incorporation, at each meeting of

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stockholders, every stockholder of the Corporation shall be entitled to one (1)
vote for every share of capital stock standing in his name on the stock records of the Corporation (i) at the time fixed pursuant to Section 6 of Article VII of these Bylaws as the record date for the determination of stockholders entitled to vote at such meeting, or (ii) if no such record date shall have been fixed, then at the close of business on the date next preceding the day on which notice thereof shall be given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. At each such meeting, every stockholder shall be entitled to vote in person, or by proxy appointed by an instrument in writing executed by such stockholder or by his duly authorized agent and bearing a date not more than three (3) years prior to the meeting in question, unless said instrument provides for a longer period during which it is to remain in force.

         At all meetings of stockholders at which a quorum is present, all matters (except as otherwise provided in Section 3 of Article III of these Bylaws and except in cases where a larger vote is required by law, the Certificate of Incorporation or these Bylaws) shall be decided by a majority of the votes cast at such meeting by the holders of shares present or represented by proxy and entitled to vote thereon.

         Section 8. Action of Stockholders by Written Consent Without Meetings. Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken by stockholders for or in connection with any corporate action may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken shall be (i) signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and (ii) delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent.

         If action is taken by less than unanimous consent of stockholders and in accordance with the foregoing, there shall be filed with the records of the meetings of stockholders the writing or writings comprising such less than unanimous

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consent. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those who have not consented in writing, and a certificate signed and attested to by the Secretary that such notice was given shall be filed with the records of the meetings of the stockholders.

         If action is taken by unanimous consent of stockholders, the writing or writings comprising such unanimous consent shall be filed with the records of the meetings of stockholders.

         In the event that the action which is consented to is such as would have required the filing of a certificate under any of the provisions of the DGCL, if such action had been voted upon by the stockholders at a meeting thereof, the certificate filed under such provision shall state (i) that written consent has been given under Section 228 of the DGCL in lieu of stating that the stockholders have voted upon the corporate action in question, if such last mentioned statement is so required, and (ii) that written notice has been given as provided in such Section 228.

         Section 9. Inspectors. The Board of Directors may, and shall whenever required by law, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If any inspector appointed or designated by the Board shall be unwilling or unable to serve, or if the Board shall fail to appoint inspectors, the chairman of the meeting shall appoint the necessary inspector or inspectors. The inspectors so appointed, before entering upon the discharge of their duties, shall be sworn faithfully to execute, their duties with strict impartiality, and according to the best of their ability, and the oath so taken shall be subscribed by them. Such inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting, the existence of a quorum, and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by such inspectors, (v) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots and (vi) perform such further acts as are proper to conduct any election or vote with fairness to all stockholders. On request of the chairman of the meeting or any stockholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them and shall execute a certificate of any fact found by them. An inspector need not be a stockholder of the Corporation, and any officer or Director of the Corporation may

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be an inspector on any question other than a vote for or against his election to any position with the Corporation or on any other question in which he may be directly interested.

         Section 10. New Business. Any new business to be taken up at any annual meeting of stockholders shall be stated in writing and filed with the Secretary by the Board of Directors or other person or persons proposing such new business at least ten (10) days before the date of the annual meeting, and all business so stated, proposed and filed shall be considered at the annual meeting, but no other proposal shall be acted upon at the annual meeting of stockholders. Any stockholder may make any other proposal at the annual meeting, and the proposal may be discussed and considered, but unless stated in writing and filed with the Secretary at least ten (10) days before the meeting such proposal shall be postponed for action at an adjourned, special or annual meeting of stockholders taking place thirty (30) days or more thereafter. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of stockholders of reports of officers, Directors and committees of the Board of Directors, but in connection with such reports no new business shall be acted upon at such annual meeting unless stated and filed as herein provided.

         Section 11. Nominations for Director. Notwithstanding anything in these Bylaws to the contrary, only persons who are nominated in accordance with the procedures hereinafter set forth in this Section 11 shall be eligible for election as Directors of the Corporation in accordance with Section 3 of Article III of these Bylaws.

         Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders only (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section 11. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than thirty (30) days nor more than sixty (60) days prior to the meeting; provided, however, that in the event that less than forty (40) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth

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(10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Any adjournment(s) or postponement(s) of the original meeting whereby the meeting will reconvene within thirty (30) days from the original date shall be deemed for purposes of notice to be a continuation of the original meeting and no nominations by a stockholder of persons to be elected Directors of the Corporation may be made at any such reconvened meeting other than pursuant to a notice that was timely for the meeting on the date originally scheduled. Such stockholder's notice shall set forth: (i) as to each person whom the stockholder proposes to nominate for election or re-election as a Director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or as otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor regulation thereto (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected) ; and
(ii) as to the stockholder giving the notice (a) the name and address, as they appear on the Corporation's books, of such stockholder, and (b) the class and number of shares of the Corporation which are beneficially owned by such stockholder. At the request of the Board of Directors, any person nominated by the Board for election as a Director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

         The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this Section 11, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

         Section 12. Requests for Stockholder List and Corporation Records. Stockholders shall have those rights afforded under the General Corporation Law of the State of Delaware (the "DGCL") to inspect for any proper purpose the Corporation's stock ledger, list of stockholders and other books and records, and make copies or extracts therefrom. Such request shall be in writing in compliance with Section 220 of the DGCL. Information so requested shall be made available for inspecting, copying or extracting during usual business hours at the principal executive offices of the Corporation. Each stockholder desiring photostatic or other duplicate copies of any of such information requested shall make arrangements to provide the duplicating or other equipment necessary in the city where the Corporation's principal executive offices are

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located. Alternative arrangements with respect to this Section 12 may be permitted in the discretion of the President of the Corporation or by vote of the Board of Directors.

                                   ARTICLE III

                                    DIRECTORS

         Section 1. Powers. The business of the Corporation shall be managed by or under the direction of the Board. The Board may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by law or otherwise directed or required to be exercised or done by the stockholders.

         Section 2. Number of Directors; Term; Qualification. The number of Directors which shall constitute the whole Board of Directors shall from time to time be fixed and determined only by resolution of the Board of Directors. No decrease in the number of Directors constituting the Board shall shorten the term of any incumbent Director.

         Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, each Director shall hold office until the next annual meeting and until his successor is elected and qualified, or until his earlier death, resignation, disqualification or removal. Directors need not be residents of the State of Delaware or stockholders of the Corporation.

         Section 3. Election. At each meeting of stockholders for the election of Directors at which a quorum is present, the persons receiving a plurality of the votes of the shares represented in person or by proxy and entitled to vote on the election of Directors shall be elected Directors. All elections of Directors shall be by written ballot, unless otherwise provided in the Certificate of Incorporation.

         Section 4. Vacancies. In the case of any increase in the number of Directors or any vacancy in the Board of Directors, such newly created directorship or vacancy may be filled by vote of the stockholders at a meeting called for such purpose or, unless the Certificate of Incorporation or these Bylaws provide otherwise, by the affirmative vote of the majority of the remaining Directors then in office, although less than a quorum, or by a sole remaining Director. Unless the Certificate of Incorporation or these Bylaws provide otherwise, when one or more Directors shall resign from the Board of Directors, effective at a future date, the majority of Directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the

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vote thereon to take effect when such resignation or resignations shall become effective. Any Director elected or chosen as provided herein shall serve for the remaining term of the directorship to which appointed or until his successor is elected and qualified or until his earlier death, resignation or removal.

         Section 5. Place of Meetings. Meetings of the Board shall be held at the Corporation's office in the State of Delaware or at such other place, within or without such State, as the Board may from time to time determine or as shall be specified or fixed in the notice or waiver of notice of any such meeting.

         Section 6. Regular Meetings. Regular meetings of the Board shall be held on such days and at such times as the Board may from time to time determine. Notice of regular meetings of the Board need not be given except as otherwise required by law or these Bylaws.

         Section 7. Special Meetings. Special meetings of the Board may be called by the Chairman of the Board or the President and shall be called by the Secretary at the request of any two of the other Directors.

         Section 8. Notice of Meetings. Notice of each special meeting of the Board (and of each regular meeting for which notice shall be required), stating the time, place and purposes thereof, shall be mailed to each Director, addressed to him at his residence or usual place of business, or shall be sent to him by telex, cable, facsimile or telegram so addressed, or shall be given personally or by telephone, on twenty-four (24) hours notice, or such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances. Notice of any such meeting need not be given to any Director, however, if waived by him in writing or by telegraph, telex, cable, facsimile or other form of recorded communication, or if he shall be present at the meeting, except when he is present for the express purpose of objecting at the beginning of such meeting to the transaction of any business because the meeting is not lawfully called or convened.

         Section 9. Quorum and Manner of Acting. The presence of at least a majority of the authorized number of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board. If a quorum shall not be present at any meeting of the Board, a majority of the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

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Except where a different vote is required by law, the act of a majority of the
Directors present at any meeting at which a quorum shall be present shall be the act of the Board.

         Section 10. Action by Consent; Participation by Telephone or Similar Equipment. Any action required or permitted to be taken by the Board may be taken without a meeting if all the Directors consent in writing to the adoption of a resolution authorizing the action, unless otherwise restricted by the Certificate of Incorporation or these Bylaws. The resolution and the written consents thereto by the Directors shall be filed with the minutes of the proceedings of the Board. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any one or more Directors may participate in any meeting of the Board by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting of the Board.

         Section 11. Resignation; Removal. Any Director may resign at any time by giving written notice to the Corporation, provided, however, that written notice to the Board, the Chairman of the Board, the President or the Secretary shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

         Any Director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of Directors, provided, however, that when the holders of any class or series are entitled by the Certificate of Incorporation to elect one
(1) or more Directors, then, in respect to the removal without cause of a Director or Directors so elected, the required majority vote shall be of the holders of the outstanding shares of such class or series and not of the outstanding shares as a whole.

         Section 12. Compensation of Directors. The Board may, unless otherwise restricted by the Certificate of Incorporation or these Bylaws, provide for the payment to any of the Directors, other than officers or employees of the Corporation, of a specified amount for services as a Director and/or member of a committee of the Board, or of a specified amount for attendance at each regular or special Board meeting or committee meeting, or of both, and all Directors shall be reimbursed for expenses of attendance at any such meeting;

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provided, however, that nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV

                             COMMITTEES OF THE BOARD

         Section 1. Designation, Powers and Name. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, including, if they shall so determine, an Executive Committee, each such committee to consist of one or more of the Directors of the Corporation. If an Audit Committee or a Compensation Committee is designated, each such committee shall consist of one or more Directors of the Corporation who are not employees of the Corporation.

         Each committee designated by the Board of Directors shall have and may exercise such of the powers of the Board in the management of the business and affairs of the Corporation as may be provided in such resolution or in these Bylaws; provided, however, that no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors pursuant to authority, if any, expressly vested in the Board by the provisions of the Certificate of Incorporation, (i) fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation, or (ii) fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws of the Corporation; and, provided further, that, unless the resolution establishing the committee, the Certificate of Incorporation or these Bylaws expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the DGCL. The committee may authorize the seal of the Corporation to be affixed to all papers which may require it.

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The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

         Section 2. Meetings; Minutes. Unless the Board of Directors shall otherwise provide, upon designation of any committee by the Board, such committee shall elect one of its members as chairman and may elect one of its members as vice chairman and shall adopt rules of proceeding providing for, among other things, the manner of calling committee meetings, giving notices thereof, quorum requirements for such meetings, and the methods of conducting the same. Each committee of Directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.

         Section 3. Compensation. Members of special or standing committees may be allowed compensation if the Board of Directors shall so determine pursuant to
Section 12 of Article III of these Bylaws.

         Section 4. Action by Consent; Participation by Telephone or Similar Equipment. Unless the Board of Directors, the Certificate of Incorporation or these Bylaws shall otherwise provide, any action required or permitted to be taken by any committee may be taken without a meeting if all members of the committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the members of the committee shall be filed with the minutes of the proceedings of the committee. Unless the Board of Directors, the Certificate of Incorporation or these Bylaws shall otherwise provide, any one or more members of any such committee may participate in any meeting of the committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation by such means shall constitute presence in person at a meeting of the committee.

         Section 5. Changes in Committees; Resignations; Removals. The Board shall have power, by the affirmative vote of a majority of the authorized number of Directors, at any time to change the members of, to fill vacancies in, and to discharge any committee of the Board. Any member of any such committee may resign at any time by giving notice to the Corporation, provided, however, that notice to the Board, the

Chairman of the Board, the President, the chairman of such committee or the Secretary shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective. Any member of any such committee may be removed at any time, with or without cause, by the affirmative vote of a majority of the authorized number of Directors at any meeting of the Board called for that purpose.

                                    ARTICLE V

                                    OFFICERS

         Section 1. Officers. The officers of the Corporation shall be a Chairman of the Board (if such office is created by resolution adopted by the Board), a President, one or more Vice Presidents (any one or more of whom may be designated Executive Vice President or Senior Vice President), a Secretary and a Treasurer. The Board of Directors may appoint such other officers and agents, including Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined by the Board. Any two or more offices, other than the offices of President and Secretary, may be held by the same person. No officer shall execute, acknowledge, verify or countersign any instrument on behalf of the Corporation in more than one capacity, if such instrument is required by law, by these Bylaws or by any act of the Corporation to be executed, acknowledged, verified or countersigned by two or more officers. The Chairman of the Board shall be elected from among the Directors. With the foregoing exception, none of the other officers need be a Director, and none of the officers need be a stockholder of the Corporation unless otherwise required by the Certificate of Incorporation.

         Section 2. Election and Term of Office. The officers of the Corporation shall be elected annually by the Board of Directors at its first regular meeting held after the annual meeting of stockholders or as soon thereafter as conveniently practicable. Each officer shall hold office until his successor shall have been elected or appointed and shall have been qualified or until his death or the effective date of his resignation or removal, or until he shall cease to be a Director in the case of the Chairman of the Board.

         Section 3. Removal and Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed, with or without cause, by the affirmative vote of a majority of the Board of Directors whenever, in its judgment, the best interests of the Corporation shall be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed. Any officer may resign at any time by giving written notice to the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 4. Vacancies. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board of Directors and, in the case of any vacancy in an office other than the office of Chairman of the Board (if any) or President, by the President for the unexpired portion of the term.

         Section 5. Salaries. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors or pursuant to its direction; and no officer shall be prevented from receiving such salary by reason of his also being a Director.

         Section 6. Chairman of the Board. The Chairman of the Board (if such office is created by resolution adopted by the Board and who may also hold the office of President or other offices) shall have such duties as the Board of Directors may prescribe. In the Chairman's absence, such duties shall be attended to by the President.

         Section 7. President. The President shall be the chief executive officer of the Corporation, and, subject to the provisions of these Bylaws, shall have general and active control of all of its business and affairs. The President shall preside at all meetings of the Board of Directors and at all meetings of the stockholders. The President shall have the power to (i) appoint and remove subordinate officers, agents and employees, including Assistant Secretaries and Assistant Treasurers, except that the President may not remove those elected or appointed by the Board of Directors, and (ii) delegate and determine their duties. The President shall keep the Board of Directors and the Executive Committee (if any) fully informed and shall consult them concerning the business of the Corporation. The President may sign, with the Secretary or another officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments the issue or execution of which shall have been authorized by resolution of the Board of Directors, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board of Directors to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed. The President shall vote, or give a proxy to any other officer of the Corporation to vote, all shares of stock of any other corporation standing in the name of the Corporation. The President shall, in general, perform all other duties normally incident to or as usually appertain to the office of President and such other duties as may be prescribed by these Bylaws, the stockholders, the Board of Directors or the Executive Committee (if any) from time to time.

         Section 8. Vice Presidents. In the absence of the President, or in the event of his inability or refusal to act, the Executive Vice President (or in the event there shall be no Vice President designated Executive Vice President, any Vice President designated by the Board) shall perform the duties and exercise the powers of the President. Any Vice President may sign, with the Secretary or Assistant Secretary or with the Treasurer or Assistant Treasurer, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments the issue or execution of which shall have been authorized by resolution of the Board of Directors, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board of Directors to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed. The Vice Presidents shall perform such other duties as from time to time may be assigned to them by the Chairman of the Board (if any), the President, the Board of Directors or the Executive Committee (if any).

         Section 9. Secretary. The Secretary shall (i) record the proceedings of the meetings of the stockholders, the Board of Directors and committees of Directors in the permanent minute books of the Corporation kept for that purpose, (ii) see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law, (iii) be custodian of the corporate books and records and of the seal of the Corporation, and see that the seal of the Corporation or a facsimile thereof is affixed to all certificates for shares of the Corporation prior to the issue thereof and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws, (iv) keep or cause to be kept a register of the post office address of each stockholder which shall be furnished by such stockholder, (v) sign with the Chairman of the Board (if any), the President, or an Executive

Vice President or Vice President, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments the issue or execution of which shall have been authorized by resolution of the Board of Directors, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board of Directors to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed, (vi) have general charge of the stock transfer books of the Corporation and (vii) in general, perform all duties normally incident to the office of Secretary and such other duties as from time to time may be assigned by the Chairman of the Board (if any), the President, the Board of Directors or the Executive Committee (if any).

         Section 10. Treasurer. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Board of Directors shall determine. The Treasurer shall (i) have charge and custody of and be responsible for all funds and securities of the Corporation, receive and give receipts for monies due and payable to the Corporation from any source whatsoever, and deposit all such monies in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Section 4 of Article VI of these Bylaws, (ii) prepare, or cause to be prepared, for submission at each regular meeting of the Board of Directors, at each annual meeting of the stockholders and at such other times as may be required by the Board of Directors, the Chairman of the Board (if any), the President or the Executive Committee (if any), a statement of financial condition of the Corporation in such detail as may be required, (iii) sign with the Chairman of the Board (if any), the President, or an Executive Vice President or Vice President, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments the issue or execution of which shall have been authorized by resolution of the Board of Directors, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board of Directors to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed and (iv) in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the Chairman of the Board (if any), the President, the Board of Directors or the Executive Committee (if any).

         Section 11. Assistant Secretary or Treasurer. The Assistant Secretaries and Assistant Treasurers shall, in general, perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the Chairman of the Board (if any), the President, the Board of Directors or the Executive Committee (if any). The Assistant Secretaries and Assistant Treasurers shall, in the absence of the Secretary or Treasurer, respectively, or in their respective inability or refusal to act, perform all functions and duties which such absent officers may delegate, but such delegation shall not relieve the absent officer from the responsibilities and liabilities of their office. The Assistant Secretaries or the Assistant Treasurers may sign, with the Chairman of the Board (if any) , the President or Executive Vice President or Vice President, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments the issue or execution of which shall have been authorized by a resolution of the Board of Directors, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board of Directors to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed. The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine.

                                   ARTICLE VI

                    CONTRACTS, CHECKS, LOANS, DEPOSITS, ETC.

         Section 1. Contracts. The Board may authorize any officer or officers, agent or agents, in the name and on behalf of the Corporation, to enter into any contract or to execute and deliver any instrument, which authorization may be general or confined to specific instances; and, unless so authorized by the Board, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or for any amount.

         Section 2. Checks, etc. All checks, drafts, bills of exchange or other orders for the payment of money out of the funds of the Corporation, and all notes or other evidences of indebtedness of the Corporation, shall be signed in the name and on behalf of the Corporation in such manner as shall from time to time be authorized by the Board, which authorization may be general or confined to specific instances.

         Section 3. Loans. No loan shall be contracted on behalf of the Corporation, and no negotiable paper shall be issued in its name, unless authorized by the Board, which authorization may be general or confined to specific instances. All bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation issued for such loans shall be made, executed and delivered as the Board shall authorize.

         Section 4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositaries as may be selected by or in the manner designated by the Board. The Board or its designees may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as may be deemed expedient.

                                   ARTICLE VII

                                  CAPITAL STOCK

         Section 1. Stock Certificates. Each stockholder of the Corporation shall be entitled to have, in such form as shall be approved by the Board, a certificate or certificates signed by the Chairman of the Board or the President or a Vice President and by either the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary (except that, when any such certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation itself or any employee, the signatures of any such officers may be facsimiles, engraved or printed), which may be sealed with the seal of the Corporation (which seal may be a facsimile, engraved or printed), certifying the number of shares of capital stock of the Corporation owned by such stockholder; provided, however, that a stockholder of uncertificated shares of stock of the Corporation shall be entitled to such a certificate or certificates only upon written request to the Corporation. In case any officer who has signed or whose facsimile signature has been placed upon any such certificate shall have ceased to be such officer before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

         If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock; provided that, except as otherwise stated in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         Section 2. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make or cause to have prepared or made, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

         Section 3. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 2 of this Article VII or the books and records of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

         Section 4. Transfers of Capital Stock. Transfers of shares of capital stock of the Corporation shall be made only on the stock record of the Corporation by the holder of record thereof or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation or the transfer agent thereof, and only on surrender of the certificate or certificates representing such shares, properly endorsed or accompanied by a duly executed stock transfer power. The Board may make such additional rules and regulations as it may deem expedient concerning the issue and transfer of certificates representing shares or uncertificated shares of the capital stock of the Corporation.

         Section 5. Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificate.

         Section 6. Fixing of Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividends or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall (i) not precede the date upon which the resolution fixing the record date is adopted by the Board and (ii) not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall (i) not precede the date upon which the resolution fixing the record date is adopted by the Board and (ii) not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board.

         Section 7. Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

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                                  ARTICLE VIII

                                    DIVIDENDS

         Section 1. Declaration. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the Certificate of Incorporation.

         Section 2. Reserve. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE IX

                       LIMITATION OF DIRECTORS' LIABILITY

         No Director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the Director derived an improper personal benefit.

                                    ARTICLE X

                                 INDEMNIFICATION

         Section 1. Indemnification. The Corporation shall indemnify to the full extent authorized or permitted by Section 145 of the DGCL any person (his heirs, executors and administrators) made, or threatened to be made, a party to any action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that he is or was a Director or officer of the Corporation or by reason of the fact that as such Director or officer, at the request of the Corporation, is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity. Nothing contained herein shall affect any rights to indemnification to which employees and agents of the Corporation other than Directors and officers may be entitled by law.

         Section 2. Advancement of Expenses. Expenses (including attorneys' fees) incurred by an officer or Director of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors upon receipt of an undertaking by or on behalf of such Director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article X. Such expenses incurred by employees and agents of the Corporation other than Directors and officers may be paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

         Section 3. Non-Exclusivity. The indemnification and advancement of expenses provided for hereby shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

         Section 4. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article X.

         Section 5. Continuity. The indemnification and advancement of expenses provided for in this Article X shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Director, officer, employee or agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                   ARTICLE XI

                                      SEAL

         The Corporation's seal shall be circular in form and shall include the name of the Corporation, the state and year of its incorporation, and the word "Seal." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

                                   ARTICLE XII

                                WAIVER OF NOTICE

         Whenever any notice is required by law, the Certificate of Incorporation or these Bylaws to be given to any Director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, Directors, or members of a committee of Directors need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.

                                  ARTICLE XIII

                                   AMENDMENTS

         These Bylaws or any of them may be amended or supplemented in any respect at any time, either (a) at any meeting of stockholders, provided that any amendment or supplement proposed to be acted upon at any such meeting shall have been described or referred to in the notice of such meeting, or (b) at any meeting of the Board, provided that any amendment or supplement proposed to be acted upon at any such meeting shall have been described or referred to in the notice of such meeting or an announcement with respect thereto shall have been made at the last previous Board meeting, and provided further that no amendment or supplement adopted by the Board shall vary or conflict with any amendment or supplement adopted by the stockholders.

         I, the undersigned, being the Secretary of the Corporation DO HEREBY CERTIFY THAT the foregoing are the bylaws of said

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Corporation, as adopted by the Board of Directors of said Corporation effective as of the 3rd day of September, 1993.

                                       /s/ Paul V. Dufour
                                       ------------------------------------
                                       Paul V. Dufour, Secretary

                                     - 24 -